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                                                               EXHIBIT NO. 99.17

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                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1

                      POOLING AND ADMINISTRATION AGREEMENT

                                     BETWEEN

                          CAPITAL AUTO RECEIVABLES LLC

                                       AND

                                    GMAC LLC

                            DATED AS OF JUNE 7, 2007

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS....................................................     2
   Section 1.1  Definitions..............................................     2
   Section 1.2  Owner of a COLT 2007-SN1 Secured Note....................     2

ARTICLE II PURCHASE AND SALE OF COLT 2007-SN1 SECURED NOTES..............     2
   Section 2.1  Purchase and Sale of COLT 2007-SN1 Secured Notes.........     2
   Section 2.2  Secured Notes Purchase Price.............................     3
   Section 2.3  The Closing..............................................     3

ARTICLE III ADMINISTRATION OF THE COLT 2007-SN1 SECURED NOTES............     3
   Section 3.1  Duties of the Trust Administrator........................     3
   Section 3.2  Maintenance of Security Interests in COLT 2007-SN1
                Secured Notes............................................     5
   Section 3.3  Covenants, Representations and Warranties of the Trust
                Administrator............................................     5
   Section 3.4  Purchase of COLT 2007-SN1 Secured Notes Upon Breach of
                Covenant.................................................     6
   Section 3.5  Administration Fee; Payment of Certain Expenses by Trust
                Administrator............................................     7
   Section 3.6  Trust Administrator's Accounting.........................     7
   Section 3.7  Application of Payments..................................     7

ARTICLE IV REPRESENTATIONS AND WARRANTIES................................     8
   Section 4.1  Representations and Warranties as to the COLT 2007-SN1
                Secured Notes............................................     8
   Section 4.2  Additional Representations and Warranties of GMAC........    10
   Section 4.3  Representations and Warranties of CARI...................    11

ARTICLE V ADDITIONAL AGREEMENTS..........................................    12
   Section 5.1  Conflicts With Further Transfer and Administration
                Agreements...............................................    12
   Section 5.2  Protection of Title; Filings.............................    12
   Section 5.3  Other Liens or Interests.................................    13
   Section 5.4  Repurchase Events........................................    13
   Section 5.5  Indemnification..........................................    13
   Section 5.6  Further Assignments......................................    14
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                                TABLE OF CONTENTS
                                   (continued)

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   Section 5.7  Further Assurances.......................................    14

ARTICLE VI CONDITIONS....................................................    14
   Section 6.1  Conditions to Obligation of CARI.........................    14
   Section 6.2  Conditions to Obligation of GMAC.........................    15

ARTICLE VII MISCELLANEOUS PROVISIONS.....................................    16
   Section 7.1  Amendment................................................    16
   Section 7.2  Survival.................................................    16
   Section 7.3  Notices..................................................    16
   Section 7.4  Governing Law............................................    16
   Section 7.5  Waivers..................................................    16
   Section 7.6  Costs and Expenses.......................................    16
   Section 7.7  Confidential Information.................................    16
   Section 7.8  Headings.................................................    16
   Section 7.9  Counterparts.............................................    17
   Section 7.10 No Petition Covenant.....................................    17
   Section 7.11 Limitations on Rights of Others..........................    17
   Section 7.12 Merger and Consolidation of GMAC or CARI.................    17
   Section 7.13 Assignment...............................................    17
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                                    EXHIBITS

EXHIBIT A  Form of First Step Secured Notes Assignment
APPENDIX A Definitions, Rules of Construction and Notices

     THIS POOLING AND ADMINISTRATION AGREEMENT, dated as of June 7, 2007, between CAPITAL AUTO RECEIVABLES LLC, a Delaware limited liability company (together with its successors and assigns "CARI"), and GMAC LLC, a Delaware limited liability company ("GMAC", and GMAC in its capacity as seller of the COLT 2007-SN1 Secured Notes and the "Trust Administrator" in its capacity as administrator for the COLT 2007-SN1 Secured Notes).

     WHEREAS, GMAC desires to sell the COLT 2007-SN1 Secured Notes, each of which is secured by a lien on and security interest in the Series 2007-SN1 Lease Assets, all proceeds thereof, including insurance proceeds and any and all rights under any guarantees or similar obligations relating to such Series 2007-SN1 Lease Assets or proceeds thereof;

     WHEREAS, GMAC, as holder of COLT 2007-SN1 Secured Notes, has certain rights to receive payments with respect to the Series 2007-SN1 Lease Assets, and to the other proceeds and rights described herein;

     WHEREAS, CARI desires to purchase the COLT 2007-SN1 Secured Notes and related rights owned by GMAC and GMAC is willing to sell the COLT 2007-SN1 Secured Notes and related rights to CARI;

     WHEREAS, CARI may wish to sell or otherwise transfer the COLT 2007-SN1 Secured Notes and related rights, or interests therein, to a trust, corporation, partnership or other entity (any such entity being the "Issuer");

     WHEREAS, the Issuer may issue debentures, notes, participations, certificates of beneficial interest, partnership interests or other interests or securities (collectively, any such issued interests or securities being "Securities") to fund its acquisition of the COLT 2007-SN1 Secured Notes and related rights;

     WHEREAS, the Issuer may wish to provide in the agreements pursuant to which it acquires its interest in the COLT 2007-SN1 Secured Notes and related rights and issues the Securities (the Trust Sale and Administration Agreement, the Second Step Secured Notes Assignment, the CARAT Indenture, the Trust Agreement, the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificate, being collectively the "Further Transfer and Administration Agreements") that GMAC shall administer the COLT 2007-SN1 Secured Notes; and

     WHEREAS, the Trust Administrator is willing to administer the COLT 2007-SN1 Secured Notes in accordance with the terms hereof for the benefit of CARI and, by its execution of the Further Transfer and Administration Agreements, will be willing to administer the COLT 2007-SN1 Secured Notes in accordance with the terms of such Further Transfer and Administration Agreements for the benefit of the Issuer and each other party identified or described herein or in the Further Transfer and Administration Agreements as having an interest as owner, trustee, secured party, or holder of Securities (all such parties under the Further Transfer and Administration Agreements being "Interested Parties") with respect to the COLT 2007-SN1 Secured Notes, and the proceeds thereof, as the interests of such parties may appear from time to time.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Pooling and Administration Agreement as it may be amended, supplemented or modified from time to time, and all references herein to Articles and Sections are to Articles or Sections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

     Section 1.2 Owner of a COLT 2007-SN1 Secured Note. For purposes of this Agreement, the "Owner" of a COLT 2007-SN1 Secured Note shall mean CARI until the sale, transfer, assignment or other conveyance of such COLT 2007-SN1 Secured Note by CARI pursuant to the terms of the Further Transfer and Administration Agreements, and thereafter shall mean the Issuer; provided, however, that GMAC or CARI, as applicable, shall be the "Owner" of any COLT 2007-SN1 Secured Note from and after the time that such Person shall acquire such COLT 2007-SN1 Secured Note, whether pursuant to Section 3.04 or 5.04 of this Agreement, any provision of the Further Transfer and Administration Agreements or otherwise.

                                   ARTICLE II

                PURCHASE AND SALE OF COLT 2007-SN1 SECURED NOTES

     Section 2.1 Purchase and Sale of COLT 2007-SN1 Secured Notes. On such date as is acceptable to CARI and GMAC, subject to satisfaction of the conditions specified in Article VI and the First Step Secured Notes Assignment (and, in any event, immediately prior to consummation of the related transactions contemplated by the Further Transfer and Administration Agreements), and in consideration of CARI's payment to GMAC of the Secured Notes Purchase Price, GMAC shall sell, transfer, assign and otherwise convey to CARI, without recourse:

          (a) all right, title and interest of GMAC in, to and under the COLT 2007-SN1 Secured Notes and all monies due thereunder on and after the Series 2007-SN1 Closing Date;

          (b) all right, title and interest of GMAC in, to and under the First Step Secured Notes Assignment;

          (c) all right, title and interest of GMAC in, to and under the VAULT Security Agreement; and

          (d) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (a), (b) and
(c) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the

                                                                  CARAT 2007-SN1
                                            Pooling and Administration Agreement
foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     The property described in clauses (a) through (d) above is referred to herein collectively as the "First Step Purchased Property."

     It is the intention of GMAC and CARI that the transfer and assignment of the COLT 2007-SN1 Secured Notes contemplated by this Agreement and the First Step Secured Notes Assignment shall constitute a sale of the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property from GMAC to CARI and the beneficial interest in and title to the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

     The foregoing sale contemplated by this Agreement and the First Step Secured Notes Assignment does not constitute and is not intended to result in any assumption by CARI of (i) any obligation of GMAC to the Lessees, Dealers, insurers or any other Person in connection with the COLT 2007-SN1 Secured Notes, the Series 2007-SN1 Lease Assets, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them and (ii) any obligation or liability of COLT or ownership of the Series 2007-SN1 Lease Assets.

     Section 2.2 Secured Notes Purchase Price. In consideration for the First Step Purchased Property, CARI shall, on or about the Series 2007-SN1 Closing Date, pay to GMAC an amount equal to the Initial Aggregate Secured Note Principal Balance in respect of the COLT 2007-SN1 Secured Notes (the "Secured Notes Purchase Price"), and GMAC shall execute and deliver to CARI an assignment in the form attached as Exhibit A (the "First Step Secured Notes Assignment"). A portion of the Secured Notes Purchase Price equal to $2,302,510,133.28 shall be paid to GMAC in immediately available funds.

     Section 2.3 The Closing. The sale and purchase of the COLT 2007-SN1 Secured Notes shall take place at the offices of Mayer, Brown, Rowe & Maw LLP, 71 South Wacker Drive, Chicago, Illinois 60606, on the Series 2007-SN1 Closing Date at a date and time mutually agreeable to GMAC and CARI, and may occur simultaneously with the closing of transactions contemplated by the Further Transfer and Administration Agreements.

                                  ARTICLE III

                ADMINISTRATION OF THE COLT 2007-SN1 SECURED NOTES

     Section 3.1 Duties of the Trust Administrator.

          (a) The Trust Administrator is hereby appointed and authorized to act as agent for the Owner of the COLT 2007-SN1 Secured Notes and in such capacity shall administer the

COLT 2007-SN1 Secured Notes with reasonable care, using that degree of skill and attention that the Trust Administrator exercises with respect to comparable property that it administers for itself or others. The Trust Administrator hereby accepts such appointment and authorization and agrees to perform the duties of Trust Administrator with respect to the COLT 2007-SN1 Secured Notes set forth herein and in the Further Transfer and Administration Agreements.

          (b) The Trust Administrator's duties shall include posting of all payments on the COLT 2007-SN1 Secured Notes, accounting for collections and furnishing monthly and annual statements to CARI and any other Persons designated herein with respect to distributions, generating federal income tax information, giving any required notices or instructions to CARI or the CARAT Owner Trustee and performing the other duties specified herein. Subject to the provisions of Section 3.02, the Trust Administrator shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such administration that it may deem necessary or desirable.

          (c) Without limiting the generality of the foregoing, the Trust Administrator is hereby authorized and empowered by the Owner of the COLT 2007-SN1 Secured Notes, pursuant to this Section 3.01, to execute and deliver, on behalf of all Interested Parties, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the COLT 2007-SN1 Secured Notes. The Trust Administrator is hereby authorized to commence, in its own name or in the name of the Owner of such COLT 2007-SN1 Secured Note a legal proceeding, whether through judicial process or (with respect to repossession of any Vehicle related to a Series 2007-SN1 Lease Asset) non-judicial process, to enforce all obligations of GMAC and CARI under this Agreement and under the Further Transfer and Administration Agreements or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a COLT 2007-SN1 Secured Note. If the Trust Administrator commences or participates in such a legal proceeding in its own name, the Owner of such COLT 2007-SN1 Secured Note shall be deemed to have automatically assigned such COLT 2007-SN1 Secured Note to the Trust Administrator for the benefit of the Interested Parties for purposes of commencing or participating in any such proceeding as a party or claimant. Upon such automatic assignment, the Trust Administrator will be, and will have all the rights and duties of, a secured party under the UCC and other applicable law with respect to such COLT 2007-SN1 Secured Note. At the Trust Administrator's request from time to time, the Owner of a COLT 2007-SN1 Secured Note assigned under this Section 3.01 shall provide the Trust Administrator with evidence of the assignment in trust for the benefit of the Interested Parties as may be reasonably necessary for the Trust Administrator to take any of the actions set forth in the following sentence.

          (d) The Trust Administrator is hereby authorized and empowered by the Owner of a COLT 2007-SN1 Secured Note to execute and deliver in the Trust Administrator's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. Any Owner of COLT 2007-SN1 Secured Notes shall furnish the Trust Administrator with any powers of attorney and other documents and take any other steps which the Trust Administrator may deem necessary or appropriate to enable the Trust Administrator to carry out its administrative duties under this Agreement and the Further Transfer and Administration Agreements. Except to the extent required by the preceding two sentences, the authority and rights granted to the Trust Administrator in this Section 3.01 shall be nonexclusive and shall not be construed to be in derogation of the retention by the Owner of a COLT 2007-SN1 Secured Note of equivalent authority and rights.

     Section 3.2 Maintenance of Security Interests in COLT 2007-SN1 Secured Notes. The Trust Administrator shall, in accordance with its customary practices, policies and procedures and at its own expense, take such steps as are necessary to maintain perfection of the security interest created by each COLT 2007-SN1 Secured Note in the Series 2007-SN1 Lease Assets and other First Step Purchased Property as set forth in Section 2.09 of the COLT Servicing Agreement. The Owner of each COLT 2007-SN1 Secured Note hereby authorizes the Trust Administrator to re-perfect such security interest on behalf of such Owner, as necessary for any reason.

     Section 3.3 Covenants, Representations and Warranties of the Trust Administrator. As of the Series 2007-SN1 Closing Date, the Trust Administrator hereby makes the following representations, warranties and covenants on which CARI relies in accepting the COLT 2007-SN1 Secured Notes hereunder and pursuant to the First Step Secured Notes Assignment, and on which the Issuer shall rely in accepting the COLT 2007-SN1 Secured Notes and executing and delivering the Securities under the Further Transfer and Administration Agreements.

          (a) The Trust Administrator covenants that from and after the Series 2007-SN1 Closing Date:

               (i) Liens in Force. Except as contemplated in this Agreement or the Further Transfer and Administration Agreements, the Trust Administrator shall not release in whole or in part any part of the COLT 2007-SN1 Trust Estate from the Lien securing the related COLT 2007-SN1 Secured Note; and

               (ii) No Impairment. The Trust Administrator shall do nothing to impair the rights or security interest of CARI or any Interested Party in and to the First Step Purchased Property.

          (b) Upon the execution of this Agreement and the Further Transfer and Administration Agreements, the Trust Administrator represents and warrants to the Issuer and CARI, in addition to the representations and warranties in Sections 4.01 and 4.02 being true as of the date of the closing thereunder, that as of such closing:

               (i) Organization and Good Standing. The Trust Administrator has been duly organized and is validly existing as an entity in good standing under the laws of its State of formation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to administer the COLT 2007-SN1 Secured Notes as provided herein and in the Further Transfer and Administration Agreements;

               (ii) Due Qualification. The Trust Administrator is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification;

               (iii) Power and Authority. The Trust Administrator has the power and authority to execute and deliver this Agreement and the Further Transfer and Administration Agreements and to carry out the terms of such agreements; and the Trust Administrator's execution, delivery and performance of this Agreement and the Further Transfer and Administration Agreements have been duly authorized by the Trust Administrator by all necessary limited liability company action;

               (iv) Binding Obligation. The Further Transfer and Administration Agreements and this Agreement, when duly executed and delivered, shall constitute the legal, valid and binding obligations of the Trust Administrator enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (v) No Violation. The consummation by the Trust Administrator of the transactions contemplated by this Agreement and the Further Transfer and Administration Agreements, and the fulfillment by the Trust Administrator of the terms hereof and thereof, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the certificate of formation or limited liability company agreement of the Trust Administrator, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Trust Administrator is a party or by which it is bound, or result in the creation or imposition of any Lien (other than tax liens and any other Liens that attach by operation of law) upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Further Transfer and Administration Agreements, or violate any law or, to the best of the Trust Administrator's knowledge, any order, rule or regulation applicable to the Trust Administrator of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust Administrator or any of its properties; and

               (vi) No Proceedings. There are no Proceedings pending or, to the Trust Administrator's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Trust Administrator or its properties (A) asserting the invalidity of this Agreement and the Further Transfer and Administration Agreements or any Securities issued thereunder,
     (B) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by the Further Transfer and Administration Agreements, or (C) seeking any determination or ruling that might materially and adversely affect this Agreement, the performance by the Trust Administrator of its obligations under, or the validity or enforceability of, the Further Transfer and Administration Agreements.

     Section 3.4 Purchase of COLT 2007-SN1 Secured Notes Upon Breach of Covenant. Upon discovery by any of the Trust Administrator, CARI or any party under the Further Transfer and Administration Agreements of a breach of any of the covenants set forth in Sections 3.02 and 3.03, the party discovering such breach shall give prompt written notice thereof to the other parties thereto. As of the last day of the second Monthly Period following its discovering or receiving notice of such breach (or, at the Trust Administrator's election, the last day of the first Monthly Period so following), the Trust Administrator shall, unless it shall have cured such breach in all material respects, purchase from the Owner thereof any COLT 2007-SN1 Secured Note materially and adversely affected by such breach and, on the related Distribution Date, the Trust Administrator shall pay the Administrative Purchase Payment. It is understood and agreed that the obligation of the Trust Administrator to purchase any COLT 2007-SN1 Secured Note with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Trust Administrator for such breach available to CARI or any Interested Party.

     Section 3.5 Administration Fee; Payment of Certain Expenses by Trust Administrator. The Trust Administrator is entitled to receive the Administration Fee out of payments on the COLT 2007-SN1 Secured Notes. The Trust Administrator shall also be entitled to Investment Earnings as, and to the extent, set forth in the Further Transfer and Administration Agreements. Subject to any limitations on the Trust Administrator's liability under the Further Transfer and Administration Agreements, the Trust Administrator shall be required to pay all expenses incurred by it in connection with its activities under this Agreement and under the Further Transfer and Administration Agreements (including fees and disbursements of the Issuer, any trustees (including of the CARAT Indenture Trustee pursuant to Section 6.7 of the CARAT Indenture) and independent accountants, taxes imposed on the Trust Administrator, expenses incurred in connection with distributions and reports to holders of Securities and all other fees and expenses not expressly stated under this Agreement or the Further Transfer and Administration Agreements to be for the account of the holders of Securities).

     Section 3.6 Trust Administrator's Accounting. On each Determination Date under a Further Transfer and Administration Agreement, the Trust Administrator shall deliver to each of the trustees and other applicable parties under the Further Transfer and Administration Agreements and to CARI and the Rating Agencies a Trust Administrator's Accounting with respect to the immediately preceding Monthly Period executed by the President or any Vice President of the Trust Administrator containing all information necessary to each such party for making any distributions required by the Further Transfer and Administration Agreements, and all information necessary to each such party for sending any statements required under the Further Transfer and Administration Agreements. COLT 2007-SN1 Secured Notes to be purchased by the Trust Administrator under Sections 3.06 or 5.04 or to be repurchased by CARI or GMAC under the Further Transfer and Administration Agreements as of the last day of any Monthly Period shall be identified by the registration number on such COLT 2007-SN1 Secured Note (as set forth in the Schedule of Secured Notes). With respect to any COLT 2007-SN1 Secured Notes for which CARI is the Owner, the Trust Administrator shall deliver to CARI such accountings relating to such COLT 2007-SN1 Secured Notes and the actions of the Trust Administrator with respect thereto as CARI may reasonably request.

     Section 3.7 Application of Payments. For the purposes of this Agreement and the Further Transfer and Administration Agreements, no later than each Distribution Date all payments for the related Monthly Period shall be applied by the Trust Administrator as described in Section 4.05 of the Trust Sale and Administration Agreement. With respect to each

Administrative Secured Note and Warranty Secured Note, payments shall be applied in the same manner.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties as to the COLT 2007-SN1 Secured Notes. GMAC makes the following representations and warranties as to the COLT 2007-SN1 Secured Notes related thereto on which CARI relies in accepting the COLT 2007-SN1 Secured Notes. Such representations and warranties speak as of the Series 2007-SN1 Closing Date, and shall survive the sale, transfer and assignment of the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property to CARI and the subsequent assignment and transfer pursuant to the Further Transfer and Administration Agreements:

          (a) Custody of COLT 2007-SN1 Secured Notes. GMAC has instructed the Secured Note Registrar to identify the CARAT Indenture Trustee as the registered holder of the COLT 2007-SN1 Secured Notes, in each case in the Secured Note Register.

          (b) Terms of COLT 2007-SN1 Secured Notes. Each COLT 2007-SN1 Secured
Note: (i) was issued by COLT to fund a portion of the purchase price of the related pool of Series 2007-SN1 Lease Assets, (ii) has created or shall create a valid, binding and enforceable first priority security interest in favor of GMAC or the COLT Indenture Trustee on behalf of GMAC in the Series 2007-SN1 Lease Assets, which security interest is assignable by GMAC to CARI, (iii) contains enforceable provisions to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security,
(iv) shall yield interest at the rate set forth in such COLT 2007-SN1 Secured Note and (v) prior to the sale of the COLT 2007-SN1 Secured Notes to CARI under this Agreement, the COLT 2007-SN1 Secured Notes constitute "chattel paper," "payment intangibles," "promissory notes" or "certificated securities" within the meaning of the applicable UCC.

          (c) Binding Obligation. Each COLT 2007-SN1 Secured Note represents the genuine, legal, valid and binding payment obligation of COLT thereon, in each case enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (d) COLT 2007-SN1 Secured Notes in Force. No COLT 2007-SN1 Secured Note has been satisfied, subordinated or rescinded, and the related Series 2007-SN1 Lease Assets securing each such COLT 2007-SN1 Secured Note have not been released from the Lien of the related COLT 2007-SN1 Secured Note in whole or in part.

          (e) No Waiver or Amendment. Since the Series 2007-SN1 Closing Date, no provision of a COLT 2007-SN1 Secured Note has been waived, amended or modified in any respect.

          (f) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any COLT 2007-SN1 Secured Note.

          (g) No Liens. To the best of GMAC's knowledge: (1) there are no Liens (other than tax liens and any other Liens that attach by operation of law) or claims that have been filed for work, labor or materials affecting any Series 2007-SN1 Lease Assets securing any COLT 2007-SN1 Secured Note that are or may be Liens (other than tax liens and any other Liens that attach by operation of law) prior to, or equal or coordinate with, the security interest in the Series 2007-SN1 Lease Assets granted pursuant to the COLT 2007-SN1 Indenture, (2) no contribution failure has occurred with respect to any Pension Plan which is sufficient to give rise to a lien under Section 302(f) of ERISA with respect to any COLT 2007-SN1 Secured Note, and (3) no tax lien has been filed and no claim related thereto is being asserted with respect to any COLT 2007-SN1 Secured Note.

          (h) Good Title. No COLT 2007-SN1 Secured Note has been sold, transferred, assigned or pledged by GMAC to any Person other than CARI. Immediately prior to the conveyance of the COLT 2007-SN1 Secured Notes pursuant to this Agreement and the First Step Secured Notes Assignment, GMAC had good and marketable title thereto, free of any Lien (other than tax liens and any other Liens that attach by operation of law). Upon execution and delivery of this Agreement and the related First Step Secured Notes Assignment by GMAC, CARI shall have all of the right, title and interest of GMAC in and to the COLT 2007-SN1 Secured Notes, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien (other than tax liens and any other Liens that attach by operation of law).

          (i) Lawful Assignment. No COLT 2007-SN1 Secured Note was issued, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such COLT 2007-SN1 Secured Note under this Agreement, the Trust Sale and Administration Agreement or the CARAT Indenture, as applicable.

          (j) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give CARI a first priority perfected ownership interest in the First Step Purchased Property have been made. Other than the security interest granted to CARI pursuant to this Agreement, GMAC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the COLT 2007-SN1 Secured Notes; GMAC has not authorized the filing of, and is not aware of, any financing statements against GMAC that include a description of collateral covering the COLT 2007-SN1 Secured Notes other than the financing statements relating to the security interests granted to CARI under this Agreement, or any financing statement that has been terminated. GMAC is not aware of any judgment or tax lien filings against it.

          (k) Maturity of COLT 2007-SN1 Secured Notes. Each COLT 2007-SN1 Secured Note has a maturity date on January 17, 2012 or prior to the last of the Final Scheduled Distribution Dates.

          (l) Security Interest Created. While it is the intention of GMAC and CARI that the transfer and assignment contemplated by this Agreement and the First Step Secured Notes Assignment shall constitute the sale of the COLT 2007-SN1 Secured Notes from GMAC to CARI, this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the COLT 2007-SN1 Secured Notes in favor of CARI which security interest is prior to all other Liens (other than tax liens and any other Liens that attach by operation of law), and is enforceable as such as against creditors of and purchasers from GMAC.

     Section 4.2 Additional Representations and Warranties of GMAC. GMAC hereby represents and warrants to CARI as of the Series 2007-SN1 Closing Date, both in its capacity as the seller of the COLT 2007-SN1 Secured Notes hereunder and in its capacity as Trust Administrator, that:

          (a) Organization and Good Standing. GMAC has been duly organized and is validly existing as an entity in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

          (b) Due Qualification. GMAC is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification;

          (c) Power and Authority. GMAC has the power and authority to execute and deliver this Agreement, the First Step Secured Notes Assignment and each other CARAT Basic Document to which it is a party and to carry out its terms; GMAC has full power and authority to sell and assign the property to be sold and assigned to CARI and to administer the COLT 2007-SN1 Secured Notes as provided herein and in the Further Transfer and Administration Agreements, and has duly authorized such sale and assignment to CARI by all necessary limited liability company action; and the execution, delivery and performance of this Agreement, the First Step Secured Notes Assignment and each other CARAT Basic Document to which it is a party have been duly authorized by GMAC by all necessary limited liability company action;

          (d) Valid Sale; Binding Obligation. This Agreement and the First Step Secured Notes Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the COLT 2007-SN1 Secured Notes and other First Step Purchased Property enforceable against creditors of and purchasers from GMAC; and this Agreement together with the First Step Secured Notes Assignment, when duly executed and delivered, shall constitute a legal, valid and binding obligation of GMAC enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (e) No Violation. The consummation of the transactions contemplated by this Agreement, the First Step Secured Notes Assignment and each other CARAT Basic Document to which GMAC is a party and the fulfillment of the terms of this Agreement, the First Step Secured Notes Assignment and each other CARAT Basic Document to which GMAC is a party shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of GMAC, or any indenture, agreement, mortgage, deed of trust or other instrument to which GMAC is a party or by which it is bound, or result in the creation or imposition of any Lien (other than tax liens and any other Liens that attach by operation of law) upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the First Step Secured Notes Assignment and each other CARAT Basic Document to which GMAC is a party or violate any law or, to the best of GMAC's knowledge, any order, rule or regulation applicable to GMAC of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GMAC or any of its properties; and

          (f) No Proceedings. There are no Proceedings pending or, to GMAC's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over GMAC or its properties (A) asserting the invalidity of this Agreement and the First Step Secured Notes Assignment or any other CARAT Basic Document to which GMAC is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the First Step Secured Notes Assignment or any other CARAT Basic Document to which GMAC is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by GMAC of its obligations under, or the validity or enforceability of, this Agreement, the First Step Secured Notes Assignment or any other CARAT Basic Document to which GMAC is a party.

     Section 4.3 Representations and Warranties of CARI. CARI hereby represents and warrants to GMAC as of the Series 2007-SN1 Closing Date:

          (a) Organization and Good Standing. CARI has been duly organized and is validly existing as an entity in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and pledge the COLT 2007-SN1 Secured Notes;

          (b) Due Qualification. CARI is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

          (c) Power and Authority. CARI has the power and authority to execute and deliver this Agreement and the First Step Secured Notes Assignment and to carry out its terms and the execution, delivery and performance of this Agreement and the First Step Secured Notes Assignment have been duly authorized by CARI by all necessary corporate or limited liability company action;

          (d) No Violation. The consummation of the transactions contemplated by this Agreement and the First Step Secured Notes Assignment and the fulfillment of the terms of this Agreement and the First Step Secured Notes Assignment shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of CARI (or its certificate of formation, limited liability company agreement or similar governing document), or any indenture, agreement, mortgage, deed of trust or other instrument to which CARI is a party or by which it is bound, or result in the creation or imposition of any Lien (other than tax liens and any other Liens that attach by operation of law) upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than any Further Transfer and Administration Agreement or violate any law or, to the best of CARI's knowledge, any order, rule or regulation applicable to CARI of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over CARI or any of its properties; and

          (e) No Proceedings. There are no Proceedings pending or, to CARI's knowledge threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over CARI or its properties (i) asserting the invalidity of this Agreement and the First Step Secured Notes Assignment, or (ii) seeking any determination or ruling that might materially and adversely affect the performance by CARI of its obligations under, or the validity or enforceability of, this Agreement and the First Step Secured Notes Assignment.

                                   ARTICLE V

                              ADDITIONAL AGREEMENTS

     Section 5.1 Conflicts With Further Transfer and Administration Agreements. To the extent that any provision of Sections 5.02 through 5.04 of this Agreement conflicts with any provision of the Further Transfer and Administration Agreements, the Further Transfer and Administration Agreements shall govern.

     Section 5.2 Protection of Title; Filings.

          (a) GMAC shall authorize and execute, as applicable, and file such financing statements and cause to be authorized and executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of CARI under this Agreement and the First Step Secured Notes Assignment in the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property and in the proceeds thereof. GMAC shall deliver (or cause to be delivered) to CARI file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing GMAC hereby authorizes CARI and its assigns to file all such financing statements and to file such financing statements without its signature.

          (b) Name Change. GMAC shall not change its State of organization or its name, identity or structure in any manner that would, could or might make any financing statement or continuation statement filed by GMAC in accordance with Section 5.02(a) seriously misleading within the meaning of the UCC, unless it shall have given CARI at least 30 days prior written notice thereof.

          (c) Executive Office; Maintenance of Offices. GMAC shall give CARI at least 30 days, prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. GMAC shall at all times maintain each office from which it administers COLT 2007-SN1 Secured Notes and its principal executive office within the United States of America.

          (d) New Debtor. In the event that GMAC shall change the jurisdiction in which it is formed, or otherwise enter into any transaction which would result in a "new debtor" (as defined in the UCC) succeeding to the obligations of GMAC hereunder, GMAC shall comply fully with the obligations of Section 5.02(a).

     Section 5.3 Other Liens or Interests. Except for the conveyances hereunder and under the First Step Secured Notes Assignment and as contemplated by the Further Transfer and Administration Agreements, GMAC shall not sell, pledge, assign or transfer the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than tax liens and any other Liens that attach by operation of law) on any interest therein, and GMAC shall defend the right, title and interest of CARI in, to and under such COLT 2007-SN1 Secured Notes or any other First Step Purchased Property against all claims of third parties claiming through or under GMAC.

     Section 5.4 Repurchase Events. By its execution of the Further Transfer and Administration Agreements to which it is a party, GMAC shall acknowledge the assignment by CARI of such of its right, title and interest in, to and under this Agreement and the First Step Secured Notes Assignment to the Issuer as shall be provided in the Further Transfer and Administration Agreements. GMAC hereby covenants and agrees with CARI for the benefit of CARI and the Interested Parties that in the event of a breach of (i) any of GMAC's representations and warranties contained in Section 4.01 hereof with respect to any COLT 2007-SN1 Secured Note (a "Repurchase Event"), GMAC shall repurchase such COLT 2007-SN1 Secured Note from the Issuer (if the Issuer is then the Owner of such COLT 2007-SN1 Secured Note) on the date and for the amount specified in the Further Transfer and Administration Agreements, without further notice from CARI hereunder. Upon the occurrence of a Repurchase Event with respect to a COLT 2007-SN1 Secured Note for which CARI is the Owner, GMAC agrees to repurchase such COLT 2007-SN1 Secured Note from CARI for an amount and upon the same terms as GMAC would be obligated to repurchase such COLT 2007-SN1 Secured Note from the Issuer if the Issuer was then the Owner thereof, and upon payment of such amount, GMAC shall have such rights with respect to such COLT 2007-SN1 Secured Note as if GMAC had purchased such COLT 2007-SN1 Secured Note from the Issuer as the Owner thereof. It is understood and agreed that the obligation of GMAC to repurchase any COLT 2007-SN1 Secured Note as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against GMAC for such breach available to CARI or any Interested Party.

     Section 5.5 Indemnification. GMAC shall indemnify CARI for any liability as a result of the failure of a COLT 2007-SN1 Secured Note to be issued in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that GMAC may otherwise have.

     Section 5.6 Further Assignments. GMAC acknowledges that CARI may, pursuant to the Further Transfer and Administration Agreements, sell the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property to the Issuer and assign its rights hereunder and under the First Step Secured Notes Assignment to the Issuer, subject to the applicable terms and conditions of the Further Transfer and Administration Agreements, and that the Issuer may in turn further pledge, assign or transfer its rights in the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property and this Agreement and the First Step Secured Notes Assignment.

     Section 5.7 Further Assurances. Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

                                   ARTICLE VI

                                   CONDITIONS

     Section 6.1 Conditions to Obligation of CARI. The obligation of CARI to purchase the COLT 2007-SN1 Secured Notes hereunder and pursuant to the First Step Secured Notes Assignment is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of GMAC hereunder shall be true and correct as of the Series 2007-SN1 Closing Date, with the same effect as if then made, and GMAC shall have performed all obligations to be performed by it hereunder on or prior to the Series 2007-SN1 Closing Date.

          (b) No Repurchase Event. No Repurchase Event shall have occurred on or prior to the Series 2007-SN1 Closing Date.

          (c) Documents to be Delivered By GMAC.

               (i) The Assignment. On the Series 2007-SN1 Closing Date, GMAC shall execute and deliver the First Step Secured Notes Assignment.

               (ii) Evidence of UCC Filing. On or prior to the Series 2007-SN1 Closing Date, GMAC shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, authorized by and naming GMAC as seller or debtor, naming CARI as purchaser or secured party, naming the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such COLT 2007-SN1 Secured Notes and other First Step Purchased Property to CARI. GMAC shall deliver a file-stamped copy, or other evidence satisfactory to CARI of such filing, to CARI on or prior to the Series 2007-SN1 Closing Date.

               (iii) Other Documents. On the Series 2007-SN1 Closing Date, GMAC shall provide such other documents as CARI may reasonably request.

          (d) Other Transactions. The transactions contemplated by the Further Transfer and Administration Agreements shall be consummated to the extent that such transactions are intended to be substantially contemporaneous with the transactions hereunder.

     Section 6.2 Conditions to Obligation of GMAC. The obligation of GMAC to sell the COLT 2007-SN1 Secured Notes to CARI hereunder is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of CARI hereunder shall be true and correct as of the Series 2007-SN1 Closing Date with the same effect as if then made, and CARI shall have performed all obligations to be performed by it hereunder on or prior to the Series 2007-SN1 Closing Date.

          (b) Secured Notes Purchase Price. On the Series 2007-SN1 Closing Date, CARI shall pay to GMAC the Secured Notes Purchase Price as provided in Section 2.02.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.1 Amendment. This Agreement may be amended from time to time (subject to any expressly applicable amendment provision of the Further Transfer and Administration Agreements) by a written amendment duly executed and delivered by GMAC and CARI; provided, however, that any material amendment shall also require that prior written notice be given to the Rating Agencies.

     Section 7.2 Survival. The representations and warranties of GMAC set forth in Articles IV and V of this Agreement and of the Trust Administrator set forth in Section 3.03 of this Agreement shall remain in full force and effect and shall survive the closing under Section 2.03 and the closing under the Further Transfer and Administration Agreements.

     Section 7.3 Notices. All demands, notices and communications upon or to GMAC or CARI under this Agreement shall be delivered as specified in Part III of Appendix A to this Agreement.

     Section 7.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 7.5 Waivers. No failure or delay on the part of CARI in exercising any power, right or remedy under this Agreement or the First Step Secured Notes Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     Section 7.6 Costs and Expenses. GMAC agrees to pay all reasonable out-of-pocket costs and expenses of CARI, including fees and expenses of counsel, in connection with the perfection as against third parties of CARI's right, title and interest in, to and under the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property and the enforcement of any obligation of GMAC hereunder.

     Section 7.7 Confidential Information. CARI agrees that it shall neither use nor disclose to any person the names and addresses of the Lessees, except in connection with the enforcement of CARI's rights hereunder, under the COLT 2007-SN1 Secured Notes, under the Further Transfer and Administration Agreements or as required by law.

     Section 7.8 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 7.9 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 7.10 No Petition Covenant. Notwithstanding any prior termination of this Agreement, GMAC shall not, prior to the date which is one year and one day after the final distribution with respect to the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates to the Note Distribution Account or the Certificate Distribution Account, respectively, as applicable, acquiesce, petition or otherwise invoke or cause CARI to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against CARI under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of CARI or any substantial part of its property, or ordering the winding up or liquidation of the affairs of CARI.

     Section 7.11 Limitations on Rights of Others. The provisions of this Agreement and the First Step Secured Notes Assignment are solely for the benefit of GMAC and CARI and, to the extent expressly provided herein, the Interested Parties, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in, under, or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 7.12 Merger and Consolidation of GMAC or CARI. Any corporation, limited liability company or other entity (i) into which either of GMAC or CARI may be merged or consolidated, (ii) resulting from any merger or consolidation to which either of GMAC or CARI shall be a party, (iii) succeeding to the business of either of GMAC or CARI, or (iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by GMAC or General Motors, which corporation or entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of either of GMAC or CARI under this Agreement and the other CARAT Basic Documents, shall be the successor to either of GMAC or CARI under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. GMAC or CARI, as applicable, shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 7.12 to the Rating Agencies (if any Rated Notes are outstanding), the Servicer, the CARAT Indenture Trustee and the CARAT Owner Trustee.

     Section 7.13 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be assigned by GMAC or CARI without the consent of any other Person to a corporation or other organization that is a successor (by merger, consolidation or purchases of assets) to GMAC or CARI (as applicable), or that more than 50% of the voting interests of which is owned, directly or indirectly, by GMAC or General Motors, provided that such organization executes an agreement of assumption as provided in Section 3.03 of the Trust Sale and Administration Agreement.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                        GMAC LLC


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization


                                        CAPITAL AUTO RECEIVABLES LLC


                                        By: /s/ P.M. Surhigh
                                            ------------------------------------
                                        Name: P.M. Surhigh
                                        Title: Vice President

                                    EXHIBIT A
                   FORM OF FIRST STEP SECURED NOTES ASSIGNMENT
                PURSUANT TO POOLING AND ADMINISTRATION AGREEMENT

     For value received, in accordance with the Pooling and Administration Agreement, dated as of June 7, 2007 (the "Pooling and Administration Agreement"), between GMAC LLC, a Delaware limited liability company ("GMAC"), and Capital Auto Receivables LLC, a Delaware limited liability company ("CARI"), GMAC does hereby sell, assign, transfer and otherwise convey unto CARI, without recourse, (i) all right, title and interest of GMAC in, to and under the COLT 2007-SN1 Secured Notes and all monies due thereunder on and after the Series 2007-SN1 Closing Date; (ii) all right, title and interest of GMAC in, to and under the First Step Secured Notes Assignment; (iii) all right, title and interest of GMAC in, to and under the VAULT Security Agreement; and (iv) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (a), (b) and (c) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     The property described in clauses (i) through (iv) above is referred to herein collectively as the "First Step Purchased Property."

     It is the intention of GMAC and CARI that the transfer and assignment of the COLT 2007-SN1 Secured Notes contemplated by this Agreement and the First Step Secured Notes Assignment shall constitute a sale of the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property from GMAC to CARI and the beneficial interest in and title to the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

     The foregoing sale contemplated by this Agreement and the First Step Secured Notes Assignment does not constitute and is not intended to result in any assumption by CARI of (i) any obligation of GMAC to the Lessees, Dealers, insurers or any other Person in connection with the COLT 2007-SN1 Secured Notes, the Series 2007-SN1 Lease Assets, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them and (ii) any obligation or liability of COLT or ownership of the Series 2007-SN1 Lease Assets.

     The Seller hereby represents that as of the Series 2007-SN1 Closing Date, the Initial Aggregate Secured Note Principal Balance was $2,325,007,063.65.

     THIS FIRST STEP SECURED NOTES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS

THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS FIRST STEP SECURED NOTES ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Administration Agreement and is to be governed by the Pooling and Administration Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Administration Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the date first above written.

                                        GMAC LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

Part I

     For ease of reference, capitalized terms defined herein have been consolidated with and are contained in Appendix A to the Trust Sale and Administration Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2007-SN1, as amended and supplemented from time to time.

Part II

     For ease of reference, the rules of construction have been consolidated with and are contained in Part II of Appendix A to the Trust Sale and Administration Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2007-SN1, as amended and supplemented from time to time.

Part III

     For ease of reference, the notice addresses and procedures have been consolidated with and are contained in Appendix B to the Trust Sale and Administration Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2007-SN1, as amended and supplemented from time to time.